Post balance sheet events	12 Months Ended
Jun. 30, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Post balance sheet events
23. Post balance sheet events
On 14 July 2022, Diageo announced that it had agreed to sell Guinness Cameroun S.A., its brewery in Cameroon, to Castel Group for £389 million. The transaction is expected to be completed in the first half of the year ending 30 June 2023, subject to regulatory clearances. As per management’s judgement, the criteria to classify the business of Guinness Cameroun S.A. as held for sale are not met, hence such classification was not applied on 30 June 2022 in respect of this business.